UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _____)

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NUVECTIS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUVECTIS PHARMA, INC.

1 Bridge Plaza, Suite 275

Fort Lee, NJ 07024

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Nuvectis Pharma, Inc. (“Nuvectis” or the “Company”), to be held virtually at 10:00 a.m. Eastern Time, on June 16, 2023. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/NVCT2023, where you will be able to listen to the meeting live, submit questions and vote online. At the meeting, the stockholders will be asked to (i) elect one Class I director for a term of three years, (ii) ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approve amendments to our Global Equity Incentive Plan to increase the authorized shares, and (iv) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. You will also have the opportunity to ask questions and make comments at the Annual Meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2022 on the internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 28, 2023. That notice describes how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. You may also vote during the Annual Meeting by following the instructions available on the meeting website.

If you have any questions about the proxy statement or the accompanying 2022 Annual Report, please contact Michael Carson, our Corporate Secretary, at mcarson@nuvecis.com.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Ron Bentsur
President, Chief Executive Officer and Chairman

April 28, 2023

Fort Lee, NJ

NUVECTIS PHARMA, INC.
1 Bridge Lee Plaza, Suite 275
Fort Lee, NJ 07024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Nuvectis Pharma, Inc. will be held virtually on June 16, 2023 at 10:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:

1.	Elect one Class I director for a term of three years;

2.	Ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023;

3.	Approve amendments to our Global Equity Incentive Plan to increase the authorized shares; and

4.	Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on April 24, 2023 are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 2, 2023, at our offices located at 1 Bridge Lee Plaza, Suite 275, Fort Lee, NJ 07024, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day. If we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. A complete list of stockholders entitled to vote at the Annual Meeting will be available for review during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Notice of Internet Availability or proxy card.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares via the internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 28, 2023. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2022 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.

Submitting your proxy does not affect your right to vote during the meeting if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Michael Carson, at our address above, (ii) submitting a later dated proxy card, (iii) voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials,” or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Ron Bentsur and Michael Carson to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Michael Carson
Corporate Secretary

April 28, 2023

Fort Lee, NJ

NUVECTIS PHARMA, INC.

1 Bridge Lee Plaza, Suite 275
Fort Lee, NJ 07024
Phone: (201) 614-3150
Fax: (866) 375-6634

PROXY STATEMENT

This proxy statement is being made available via internet access, beginning on or about April 28, 2023, to the owners of shares of common stock of Nuvectis Pharma, Inc. (the “Company,” “our,” “we,” or “Nuvectis”) as of April 24, 2023, in connection with the solicitation of proxies by our Board of Directors (our “Board”) for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 28, 2023, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2022. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail your paper copies of such materials free of charge.

The Annual Meeting will occur virtually on June 16, 2023, at 10:00 a.m. Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

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QUESTIONS AND ANSWERS

Q.	Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.	In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the internet and submit your vote via the internet.

Q.	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing one Class I directors for a term of three years, (ii) ratifying the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approving amendments to our Global Equity Incentive Plan to increase the authorized shares, and (iv) transacting such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

Q.	Who is entitled to vote at our Annual Meeting?

A.	The record holders of our common stock at the close of business on the record date, April 24, 2023, may vote at the Annual Meeting. Each share of common stock is entitled to one vote. There were 15,747,246 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 2, 2023, at our offices located at 1 Bridge Lee Plaza, Suite 275, Fort Lee, NJ 07024, between the hours of 10:00 a.m. and 5:00 p.m. Eastern Time, each business day, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

Q.	How do I vote?

A.	You may vote during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Notice of Internet Availability or proxy card, by use of a proxy card if you receive a printed copy of our proxy materials, via internet as directed in our “Important Notice Regarding the Availability of Proxy Materials,” or by telephone as indicated in the proxy card.

Q.	What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A.	We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at 9:45 a.m. Eastern Time, on June 16, 2023.

Q.	What is a proxy?

A.	A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Ron Bentsur, our President and Chief Executive Officer, and Michael Carson, our VP of Finance and Corporate Secretary, as your proxies. Mr. Bentsur and/or Mr. Carson may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.	How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individual nominated to serve as a Class I member of our Board of Directors for 3 years, and (ii) “FOR” the ratification of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023, and (iii) “FOR” the approval of the amendments to our Global Equity Incentive Plan. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.	How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	delivering written notice to our Corporate Secretary, Michael Carson, at our address above;

•	submitting a later dated proxy card or voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials;” or

•	attending the Annual Meeting and voting in person.

Q.	Is my vote confidential?

A.	Yes. All votes remain confidential.

Q.	How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange (the "NYSE"), which governs voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The following matter up for vote at the Annual Meeting is considered to be “routine”: the ratification of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023. Brokers that hold your shares, therefore, have discretionary authority to vote your shares on this matter unless they receive instructions from you on this matter.

Q.	What constitutes a quorum at the Annual Meeting?

A.	In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.	What vote is required to elect our director-nominee?

A.	The affirmative vote of a plurality of the votes of the shares cast, in person or by proxy, at the Annual Meeting is required for the election of the nominee for director. “Plurality” means that the nominee receiving the largest number of will be duly elected as a director. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.	What vote is required to ratify Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2023?

A.	The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of Kesselman & Kesselman as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions and votes withheld will have the same effect as a negative vote.

Q.	What vote is required to amend our Global Equity Incentive Plan?

A.	The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendments to our Global Equity Incentive Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.	What percentage of our outstanding common stock do our directors, executive officers, and 5% beneficial owners own?

A.	As of April 24, 2023, our directors, executive officers, and 5% beneficial owners owned, or have the right to acquire, approximately 68.7% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 24 for more details.

Q.	Who was our independent public accountant for the year ended December 31, 2022? Will they be represented at the Annual Meeting?

A.	Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2022. We expect a representative of Kesselman & Kesselman to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.	How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K for the year ended December 31, 2022, with the SEC. The annual report on Form 10-K is also included in the 2022 Annual Report to Stockholders. You may obtain, free of charge, a copy of our 2022 annual report on Form 10-K, including financial statements, by writing to our Corporate Secretary, Michael Carson, or by email at mcarson@nuvectis.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE

Our Board of Directors

Our Bylaws provide that our Board shall consist of between one and nine directors, and such number of directors within this range may be determined from time to time by resolution of our board of directors or our stockholders. Currently, we have four directors. The following individuals are being nominated to serve on our Board (See “Proposal One - Election of Directors; Nominee”):

Name	Age	Position	Director Since	Term Expires
Ron Bentsur	57	Chairman, Chief Executive Officer, and President	2020	2023
Kenneth Hoberman	58	Director	2021	2024
Matthew Kaplan	55	Director	2021	2024
James Oliviero	47	Director	2021	2025

Our Board of Directors has determined to nominate Ron Bentsur for re-election to our Board of Directors for a three-year term expiring at the 2026 annual meeting of stockholders.

Our Board of Directors is divided into three classes. Generally, each director will serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that the term of each director will continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having a director who is an executive officer serve as the Chairman is not in the best interest of the Company’s stockholders at this time.

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

The following biographies set forth the names of our directors and director nominee, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director, except as disclosed below.

Nuvectis adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence on April 25, 2023. During the review, our Board considered relationships and transactions during 2022 and since inception between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Kenneth Hoberman, Matthew Kapan, and James Oliviero are independent under the criteria established by Nasdaq and our Board.

Ron Bentsur

Mr. Bentsur has served on our Board since inception and has 20 years of senior leadership experience in the biotechnology industry. He served as CEO of UroGen Pharma, Inc. (NASDAQ: URGN) from August 2015 until January 2019, and as CEO of Keryx Biopharmaceuticals, Inc. (NASDAQ: KERX, acquired by Akebia Therapeutics) from May 2009 until May 2015. At UroGen and Keryx, Mr. Bentsur led the clinical development, regulatory approvals and the commercial infrastructure buildouts for the US commercial launches of Jelmyto and Auryxia, respectively. Mr. Bentsur also led the establishment of a successful worldwide partnership for an earlier-stage program at UroGen and an ex-US development partnership for Auryxia at Keryx. Mr. Bentsur served as CEO of XTL Biopharmaceuticals, Inc. (NASDAQ: XTLB) from January 2006 until April 2009 and as Investor Relations and CFO of Keryx from October 2000 until January 2006. Mr. Bentsur worked as an investment banker in NYC and Tel Aviv, Israel, from 1994 until 2000. Mr. Bentsur served as a member of the Board of Directors of Stemline Therapeutics, Inc. from 2009 through the approval and launch of Elzonris® and through the subsequent acquisition of the company by Menarini in June 2020, and serves on the Board of Directors of Beyond Air, Inc. (NASDAQ: XAIR). Mr. Bentsur holds a BA in Economics and Business Administration with distinction from the Hebrew University of Jerusalem, Israel and an MBA (Magna Cum Laude), from New York University’s Stern School of Business. Mr. Bentsur has been selected to serve on our Board of Directors based on his years of experience in the biotechnology industry and extensive management experience.

Kenneth Hoberman

Mr. Hoberman joined our Board of Directors in July 2021. Mr. Hoberman has extensive financial, investor relations, corporate governance, operational, and business development experience including M&A, strategic alliances and partnerships both domestic and international. Mr. Hoberman has served as the Chief Operating Officer of Stemline Therapeutics, Inc. (“Stemline”) since 2013, where he negotiated and closed several licensing agreements and was responsible for multiple vendor contracts. While at Stemline, he helped lead the company from an early-stage drug development company to a fully integrated commercial entity, including through Stemline’s successful initial public offering. Mr. Hoberman directed all Stemline’s functional groups, including manufacturing, commercial, regulatory, R&D, medical affairs, public and investor relations, HR and finance. Mr. Hoberman also led the M&A transaction which resulted in the sale of Stemline to the Menarini Group in June 2020 for approximately $750 million. He was previously Vice President of Corporate and Business Development of Keryx Biopharmaceuticals, Inc., where he initiated and executed a Japanese partnership valued at up to $100 million, and originated, negotiated and closed dozens of licensing and operational contracts, including the licensing of Auryxia™, which was approved by the FDA in September 2014. He is on the Board of Directors of TG Therapeutics, Inc. (Nasdaq: TGTX). He received a B.S.B.A. in Finance from Boston University and completed post-baccalaureate studies at Columbia University. Mr. Hoberman has been selected to serve on our Board of Directors based on his extensive experience in the biopharmaceutical industry and in-depth understanding of our business.

Matthew Kaplan

Mr. Kaplan joined our Board of Directors in September 2021. Mr. Kaplan is an experienced Equity Analyst with deep knowledge in biotechnology, particularly for analysis and advisement of early-stage companies. With 24 years of experience as an Equity Analyst, since 2008, he has been a Managing Director and the Head of Healthcare Equity Research at Ladenburg Thalmann & Co. Prior to joining Ladenburg Thalmann & Co., he was a Partner and the Director of Healthcare Research with Punk, Ziegel & Company, a Senior Biotechnology Analyst at Evolution Capital, and a Director of The Life Sciences Group at The Carson Group. Mr. Kaplan has received numerous citations as a top ranked Biotechnology Stock Picker by Thomson Reuters, The Financial Times, and Forbes. Mr. Kaplan also spent six years as a Research Associate with the Albert Einstein College of Medicine / Montefiore Hospital Department of Cardiology, where he co-authored numerous articles on gene regulation in the heart. Mr. Kaplan received his BS in Biology from the University of Michigan.

James F. Oliviero, III

Mr. Oliviero joined our Board of Directors in July 2021. Mr. Oliviero has over twenty years of operational experience in the biotechnology industry. Since 2015, Mr. Oliviero has served as the President and Chief Executive Officer of Checkpoint Therapeutics, Inc. (NASDAQ: CKPT), where he has completed over $100 million in private and public financings for the company to date, while designing and overseeing the company’s development programs for its novel immuno-oncology and targeted therapy, a type of cancer treatment that precisely identifies and attacks a specific pathway of cancer cells, product candidates being evaluated for the treatment of several solid tumor cancer indications. Prior to Checkpoint, from May 2003 to September 2015, Mr. Oliviero served in a variety of leadership capacities at Keryx Biopharmaceuticals, Inc., which was subsequently acquired by Akebia. His most recent position at Keryx, beginning in April 2009, was as Chief Financial Officer, responsible for all of the finance, accounting, investor relations, corporate governance and legal matters and was also involved in the clinical and regulatory development of Auryxia®, which successfully obtained FDA approval in 2014. From August 1999 to May 2003, Mr. Oliviero was Director of Finance for ACCESS Oncology, Inc., a privately held biotechnology company. Mr. Oliviero began his professional career as an investment banker at Furman Selz LLC in New York City. Mr. Oliviero is a CFA charterholder and holds a B.B.A. in Finance with Highest Distinction from Emory University’s Goizueta Business School. Mr. Oliviero has been selected to serve on our Board of Directors based on his extensive experience in the biotechnology industry and in-depth understanding of our business.

Meetings of our Board of Directors

The Board held five meetings during the fiscal year ended December 31, 2022. During 2022, each incumbent director attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors will attend this year’s Annual Meeting.

Board Selection and Diversity

On August 6, 2021, the SEC approved amendments to the Listing Rules of NASDAQ related to board diversity. New Listing Rule 5605(f) (the “Diverse Board Representation Rule”) will require each NASDAQ-listed company, subject to certain exceptions, (1) to have at least one director who self-identifies as female, and (2) to have at least one director who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+, or (3) to explain why the company does not have at least two directors on its board who self-identify in the categories listed above. In addition, new Listing Rule 5606 (the Board Diversity Disclosure Rule) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s current board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. We are not required to fully comply with the Diverse Board Representation Rule until 2025, and we believe we will meet the requirements of that rule by the applicable compliance date.

The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 28, 2023)
Board Size:
Total Number of Directors	4
	Female	Male	Non- Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	0	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did not Disclose Demographic Background	0

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Michael Carson, our Corporate Secretary, at our offices located at 1 Bridge Lee Plaza, Suite 275, Fort Lee, NJ 07024. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via email at mcarson@nuvectis.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Audit Committee

The Audit Committee currently consists of Kenneth Hoberman, Matthew Kaplan, and James Oliviero, with James Oliviero serving as chair.

The Audit Committee held six meetings during the fiscal year ended December 31, 2022. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.nuvectis.com. Among other matters, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.

The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that James Oliviero is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Oliviero’s biography on page 9 for a description of his relevant experience.

The report of the Audit Committee can be found on page 15 of this proxy statement.

Compensation Committee

The Compensation Committee held four meetings and took three actions by unanimous written consent during the fiscal year ended December 31, 2022. The Compensation Committee currently consists of Kenneth Hoberman, Matthew Kaplan, and James Oliviero, with Mr. Hoberman serving as chairman. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.nuvectis.com. As discussed in its charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of the Chief Executive Officer and our other officers, determining the overall compensation of the Chief Executive Officer and our Chief Financial Officer and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and other officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the Company’s Global Equity Incentive Plan, to a special committee consisting of one or more directors. As of April 28, 2023, however, the Compensation Committee had not delegated any such authority. The Board may engage a compensation consultant to conduct a review of its executive compensation programs in 2023. The Committee did not engage a compensation consultant in 2022.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.

Nominating Process

We currently do not have a nominating and corporate governance committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for membership on our board of directors by our directors or our stockholders. Our board of directors has adopted resolutions in accordance with the rules of The Nasdaq Stock Market authorizing a majority of our independent members to recommend qualified director nominees for consideration by the board of directors. Our board of directors believes that it is appropriate for us to not have a standing nominating and corporate governance committee because of a number of factors, including the number of independent members who want to participate in consideration of candidates for membership on our board of directors and in matters that relate to the corporate governance of our company. We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees. We believe that the current process in place functions effectively to select director nominees who will be valuable members of our Board of Directors.

We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Michael Carson, at our offices located at 1 Bridge Lee Plaza, Suite 275, Fort Lee, NJ 07024. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.

We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (including our director nominee) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.

We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to include a range of talents, experience, skills, diversity and expertise so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct, that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted our Code of Ethics on our website, located at www.nuvectis.com.

Policy Prohibiting Hedging and Pledging

Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions or short sale transactions with respect to Company securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner with the exception of Ron Bentsur. Mr. Bentsur filed 5 late reports on Form 4, and each late report represented one transaction that was not reported on a timely basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2022 has served as our independent registered public accounting firm since 2021. We expect a representative of Kesselman & Kesselman to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Our Board has asked the stockholders to ratify the selection of Kesselman & Kesselman as our independent registered public accounting firm. See “Proposal Two: Ratification of Appointment of Kesselman & Kesselman as Our Independent Registered Public Accounting Firm” on page 27 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Kesselman & Kesselman’s independence. All proposed engagements of Kesselman & Kesselman, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.

The following table presents the aggregate fees billed to the Company for professional services rendered by Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$160,000	$195,000
Audit-Related Fees(2)	28,100	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total	$188,100	$195,000

(1)	Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements included in our Original Annual Report on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and other services provided in connection with registration statements.

(2)	For the year ended December 31, 2022, audit-related fees pertained to services rendered in connection with procedures required for filings with the SEC.

(3)	During the fiscal years ended December 31, 2022 and 2021, we were not billed by Kesselman & Kesselman for any fees for professional services rendered for tax compliance, tax advice, and tax planning services.

(4)	During the fiscal years ended December 31, 2022 and 2021, we were not billed by Kesselman & Kesselman for any fees for services, other than those described above, rendered to us for those two fiscal years.

Pre-Approval of Services

Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

•	Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•	Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm are prohibited from providing include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of three members, each of whom is “independent,” as defined in Rule 10A-3 under the Exchange Act and Rule 5605(c) of the Nasdaq Marketplace Rules. In monitoring the preparation of our financial statements, the Audit Committee met with both management and Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, our independent registered public accounting firm for the year ended December 31, 2022, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”). Auditing Standard No. 1301 required our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	Methods used to account for significant or unusual transactions;

•	The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•	Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of Kesselman & Kesselman, our independent registered public accounting firm for the year ended December 31, 2022, including the written disclosures made by Kesselman & Kesselman to the Audit Committee, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

The Audit Committee reviewed its written charter previously adopted by our Board of Directors. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.

By the Audit Committee of the Board of Directors
James Olivero (Chairperson)
Kenneth Hoberman
Matthew Kaplan
Dated: March 6, 2023

OUR EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Ron Bentsur	57	President, Chief Executive Officer and Director
Enrique Poradosu	57	Chief Scientific & Business Officer
Shay Shemesh	40	Chief Development and Operations Officer
Michael Carson	47	Vice President of Finance

No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Bentsur is presented in connection with his service as a member of our Board of Directors in the “Corporate Governance” section beginning on page 7 of this proxy statement.

Enrique Poradosu, PhD (57), Executive Vice President, Chief Scientific and Business Officer, has 20 years of senior scientific leadership experience in the biotechnology industry and has served as our Executive Vice President, Chief Scientific and Business Officer since our inception. From January 2016 until December 2020, he served as SVP, Business and Scientific Strategy at Stemline Therapeutics, Inc. (NASDAQ: STML, acquired by Menarini in June 2020). At Stemline Dr. Poradosu led the licensing and scientific strategy of the company’s pipeline, as well as directly leading strategic planning and operational execution of the early-stage drug development programs. Prior to that, Dr. Poradosu served as VP Business and Scientific Strategy at Keryx Biopharmaceuticals, Inc. (NASDAQ: KERX), acquired by Akebia Therapeutics (NASDAQ: AKBA)), from 2003 until 2016. From 1998 until 2003, Dr. Poradosu served as a project manager at a private biomedical incubator. Dr. Poradosu holds a BSc in Chemistry and Biology with distinction from the Hebrew University of Jerusalem, Israel and a PhD in Biochemistry, from the Hebrew University of Jerusalem.

Shay Shemesh (40), Executive Vice President, Chief Development and Operations Officer, has 15 years of multi-disciplinary experience in drug development and has served as our Executive Vice President and Chief Development Officer since our inception. From 2015 until 2020, he served as SVP, Clinical and Regulatory Affairs at Stemline Therapeutics, Inc. (NASDAQ: STML, acquired by Menarini in June 2020) where he led multi-disciplinary development teams in early and late-stage projects. In this role, Mr. Shemesh held responsibilities for the strategic planning and operational execution of the Elzonris® Biologics License Application, with the FDA and Marketing Authorization Application with EMA, resulting in the approval of Elzonris™ in both regions for the treatment of blastic plasmacytoid dendritic cell neoplasm, an orphan hematologic malignancy. Prior to that, Mr. Shemesh was a clinical operations lead at Keryx Biopharmaceuticals (NASDAQ: KERX, acquired by Akebia Therapeutics (NASDAQ: AKBA)), where he managed the late-stage clinical trials for Auryxia™ for the treatment of anemia in patients with non-dialysis CKD, which led to the approval of Auryxia in this indication in the US and the EU. Mr. Shemesh holds a BSc and MSc in Biotechnology from Bar Ilan University in Israel.

Michael Carson (47), Vice President of Finance, has over 20 years of broad experience in corporate finance, accounting, and operations and has served as our Vice President of Finance since March 2022. He specializes in clinical stage biopharmaceutical and biotechnology companies. From late 2019 until 2021, he served as Vice President of Finance at XyloCor Therapeutics, Inc. where he led the accounting, treasury and finance functions. During 2019, Mr. Carson consulted for Smiths Medical, Inc., a division of Smiths Group, as Global Controller along with serving as Vice President of Finance in a consulting role for several other biopharmaceutical and medical device companies. At Smiths Medical, he led a team responsible for accounting, treasury and foreign currency exposure. From 2015 to 2019 he served as Director of Financial Planning and Analysis at Neuronetics (NASDAQ: STIM). In this role, Mr. Carson served as the second in command to the Chief Financial Officer and held responsibilities for strategic planning, financial execution, investor relations, and controllership. In the past, he has held several finance and accounting positions at Abbott Laboratories (NYSE: ABT) and served as an auditor at Crowe LLP and Deloitte. Mr. Carson holds a Bachelor of Arts in Business and Economics along with a Bachelor of Science in Mechanical Engineering from Lafayette College in Pennsylvania. He is a licensed Certified Public Accountant in the Commonwealth of Pennsylvania.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid by us to Mr. Bentsur, Dr. Poradosu, and Mr. Shemesh, our “named executive officers,” for their services rendered to us in all capacities during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Ron Bentsur	2022	420,360	431,250	(3)	842,400		-	1,694,010
President, Chief	2021	-	-		384,018	(2)	-	384,018
Executive Officer and Director
Enrique Poradosu	2022	349,072	200,000		421,200		-	970,272
Chief Scientific & Business Officer	2021	27,083	-		192,056	(2)		219,139
Shay Shemesh	2022	329,268	200,000	(3)	421,200		-	950,468
Chief Development & Operations Officer	2021	27,083	-		192,056	(2)	-	219,139

(1)	Reflects the aggregate grant date fair value of equity awards granted during the fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 7 in the Notes to the Financial Statements included in our Original Annual Report on Form 10-K for the year ended December 31, 2022 for information regarding the assumptions used to value these awards. The grant date fair value of the equity awards does not take into account any awards which vest upon certain corporate milestones when the “measurement date” for accounting purposes for such awards has not yet occurred and the fair value is uncertain. For such awards, stock-based compensation is measured and recorded if and when a milestone occurs, and the compensation for such awards are reflected in the table in such year the compensation is recorded.

(2)	As per their employment contracts, in 2021, Mr. Bentsur, Dr. Poradosu, and Mr. Shemesh were granted 96,759, 48,399, and 48,399 shares of restricted stock, respectively, related to a certain milestone. This milestone was met on July 27, 2022 and these shares will vest on January 11, 2024. In addition, Mr. Bentsur, Dr. Poradosu, and Mr. Shemesh were granted 120,000, 60,000, and 60,000 shares of restricted stock, respectively, upon the completion of the Company’s Initial Public Offering (“IPO”) which will vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025.

(3)	Reflects a bonus award earned upon the completion of the Company’s IPO which has not been paid.

Narrative to Summary Compensation Table

Overview

The following are our employment arrangements with our named executive officers:

Ron Bentsur

Annual Base Salary

On February 4, 2022, we entered into an employment agreement with Mr. Bentsur, pursuant to which he received an initial annual base salary of $575,000, paid monthly in equal installments. On an annual basis, the amount of Mr. Bentsur’s salary shall be increased by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant consumer price index (“CPI”).

Annual Bonus

In 2022, Mr. Bentsur received a bonus of $431,250 related to the completion of the Company’s IPO which has not been paid.

Equity Awards

Mr. Bentsur is eligible for grants of equity awards under the Company’s long-term equity incentive plan. In 2022, the Company awarded 120,000 shares of restricted stock to Mr. Bentsur which will vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025.

Termination Provisions

In the event that Mr. Bentsur is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability, as each such term is defined in Mr. Bentsur’s employment agreement, all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted shock shall expire and terminate.

If Mr. Bentsur resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, then Mr. Bentsur or his estate or beneficiaries, in the case of Death or Disability, will receive a one-time payment equal to two years of Mr. Bentsur’s then annual base salary, plus a bonus payment equal to the annual bonus earned in the preceding year (if not already paid), the pro rata portion of the target bonus earned in the current year, benefits and expense reimbursement due to Mr. Bentsur, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 (sixty) days of the date of termination.

Notwithstanding the above the Company may terminate Mr. Bentsur’s employment hereunder at any time, immediately, for Cause, upon written notice to Mr. Bentsur. If Mr. Bentsur’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days which have accrued through the effective date of the termination of Mr. Bentsur’s employment, in each case to be paid within 30 (thirty) days after such effective date.

In the event that a “Transaction” occurs during Mr. Bentsur’s employment, regardless of whether Mr. Bentsur’s employment is terminated, Mr. Bentsur shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Mr. Bentsur shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination, and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices, for a period of 18 months, equal to the cost the Company would have incurred had Mr. Bentsur continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Mr. Bentsur and his eligible dependents at the time of the termination of employment.

Enrique Poradosu

Annual Base Salary

On February 4, 2022, we entered into an employment agreement with Dr. Poradosu, pursuant to which he received an initial annual base salary is $400,000, paid monthly in equal installments. On April 1, 2022, the Compensation Committee increased Dr. Poradosu’s base salary to $425,000. On an annual basis, the amount of Dr. Poradosu’s salary shall be increased by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant CPI.

Annual Bonus

In 2022, Dr. Poradosu received a bonus of $200,000 related to the completion of the Company’s IPO.

Equity Awards

Dr. Poradosu is eligible for grants of equity awards under the Company’s long-term equity incentive plan. In 2022, the Company awarded 60,000 shares of restricted stock to Dr. Poradosu which vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025.

Termination Provisions

In the event that Dr. Poradosu is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability (as such terms are defined in Dr. Poradosu’s employment agreement) all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted shock shall expire and terminate.

If Dr. Poradosu resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, Dr. Poradosu or his estate or beneficiaries, in the case of Death or Disability, will receive a one-time payment equal to two years of Dr. Poradosu’s then annual Base Salary, plus a bonus payment equal to Dr. Poradosu’s annual bonus earned in the preceding year if not already paid, the pro rata portion of the target bonus earned in the current year, benefits and expense reimbursement due to Dr. Poradosu, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 (sixty) days of the date of termination.

Notwithstanding the above the Company may terminate Dr. Poradosu’s employment hereunder at any time, immediately, for Cause, upon written notice to Dr. Poradosu. If Dr. Poradosu’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days which have accrued through the effective date of the termination of his employment, in each case to be paid within 30 (thirty) days after such effective date.

In the event that a “Transaction” occurs during Dr. Poradosu’s employment, regardless of whether Dr. Poradosu’s employment is terminated, Dr. Poradosu shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Dr. Poradosu shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination, and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices for a period of 18 months, equal to the cost the Company would have incurred had Dr. Poradosu continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Dr. Poradosu and his eligible dependents at the time of the termination of employment.

Shay Shemesh

Annual Base Salary

On February 4, 2022, we entered into an employment agreement with Mr. Shemesh, pursuant to which he received an initial annual base salary of $400,000, paid monthly in equal installments. On April 1, 2022, the Compensation Committee increased Mr. Shemesh’s base salary to $425,000. On an annual basis, the amount of the Mr. Shemesh’s Salary shall be increased by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant CPI.

Annual Bonus

In 2022, Mr. Shemesh received a bonus of $200,000 related to the completion of the Company’s IPO which has not been paid.

Equity Awards

Mr. Shemesh is eligible for grants of equity awards under the Company’s long-term equity incentive plan. In 2022, the Company awarded 60,000 shares of restricted stock to Mr. Shemesh which vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025.

Termination Provisions

In the event that Mr. Shemesh is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability (as such terms are defined in the employment agreement) all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted shock shall expire and terminate.

If Mr. Shemesh resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, then Mr. Shemesh or his estate or beneficiaries, in the case of Death or Disability, will receive a one-time payment equal to two years of Mr. Shemesh’s then annual Base Salary, plus a bonus payment equal to the annual bonus earned in the preceding year if not already paid, the pro rata portion of the target bonus earned in the current year, plus benefits and expense reimbursement due to Mr. Shemesh, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 (sixty) days of the date of termination.

Notwithstanding the above the Company may terminate Mr. Shemesh’s employment hereunder at any time, immediately, for Cause, upon written notice to Mr. Shemesh. If Mr. Shemesh’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days which have accrued through the effective date of the termination of his employment, in each case to be paid within 30 (thirty) days after such effective date.

In the event that a “Transaction” occurs during Mr. Shemesh’s employment, regardless of whether Mr. Shemesh’s employment is terminated, Mr. Shemesh shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Mr. Shemesh shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices for a period of 18 months, equal to the cost the Company would have incurred had Mr. Shemesh continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Mr. Shemesh and his eligible dependents at the time of the termination of employment.

Outstanding Equity Awards as of December 31, 2022

The following table sets forth certain information concerning option awards and stock awards held by our Named Executive Officers as of December 31, 2022.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other rights That Have Not Vested ($)(1)
Mr. Bentsur	96,759	(2)	$725,693	-	-
	120,000	(3)	$900,000
Dr. Poradosu	48,399	(2)	$362,993	-	-
	60,000	(3)	$450,000
Mr. Shemesh	48,399	(2)	$362,993	-	-
	60,000	(3)	$450,000

(1)	Market value is based on $7.50 per share, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2022, the last trading day of the fiscal year.

(2)  Reflects restricted stock awards granted upon the completion of a $15.3 million financing round that will vest on January 11, 2024.

(3)  Reflects restricted stock awards granted upon the completion of the Company’s IPO which will vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025.

DIRECTOR COMPENSATION

Director Compensation Program

In February 2022, our directors adopted a Non-Employee Directors Compensation Plan. Our non-employee directors receive the following compensation:

Cash Compensation:

•	$40,000 annual retainer;
•	$5,000 additional annual retainer for Compensation Committee membership;
•	$5,000 additional annual retainer for Audit Committee membership;
•	$15,000 additional annual retainer for the Audit Committee Chair; and
•	$15,000 additional annual retainer for the Compensation Committee Chair.

Equity Compensation:

•	Initial Equity Grant: 29,250 options to purchase our common stock, which shares shall vest and become non-forfeitable in equal annual installments over three years, beginning on the first anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

•	Re-Election Equity Grant: Estimated value of approximately $150,000, which shares shall vest and become non-forfeitable in equal annual installments over three years, beginning on the first anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our board of directors and meetings of committees of our board of directors.

2022 Director Compensation Table

The following table sets forth the cash and other compensation we paid to the non-employee members of our Board of Directors for all services in all capacities during 2022. Mr. Bentsur is the Chief Executive Officer of the Company and does not receive additional compensation for his service on the Board of Directors.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)

Kenneth Hoberman	$55,000	$135,138	$190,138
Matthew Kaplan	$45,833	$135,138	$180,971
James Oliviero	$55,000	$135,138	$190,138

(1)	Represents cash retainer for serving on our Board and committees of the Board.

(2)	Reflects the aggregate grant date fair value of restricted stock granted during the fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 7 in the Notes to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for information regarding the assumptions used to value these awards.

(3)	All non-employee directors received a grant of 29,250 options for their initial equity grant during 2021. In addition, 15,000 options were granted to the non-employee directors on April 1, 2022 which vest one third on each anniversary date until 2025. All of these options remained outstanding on December 31, 2022.

RELATED-PERSON TRANSACTIONS

Since inception, we have not been involved in a transaction or series of similar transactions that:

•	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of December 31, 2022 and 2021; and
•	any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Policies and Procedures for Transaction with Related Persons

Our board of directors adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 or 1% of the average of our total assets as of December 31, 2022 and 2021 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

STOCK OWNERSHIP OF OUR DIRECTORS,
EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS

The following table shows information, as April 24, 2023, concerning the beneficial ownership of our common stock by:

•	each person we know to be the beneficial owner of more than 5% of our common stock;

•	each of our current directors; and

•	each of our NEOs shown in our Summary Compensation Table.

ALL CURRENT DIRECTORS AND NEOS AS A GROUP

As of April 24, 2023, there were 15,747,246 shares of our common stock outstanding, which includes 873,557 of unvested restricted stock. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 24, 2023. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws. The address of all directors and executive officers is c/o Nuvectis Pharma, Inc., 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024.

	Common Stock Beneficially Owned
	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Name and Address of Beneficial Owner:
Ron Bentsur (1)	3,228,329	20.50%
Enrique Poradosu (2)	1,373,819	8.72%
Shay Shemesh (3)	1,361,955	8.65%
Michael Carson	9,100	*
Kenneth Hoberman (4)	69,890	*
Matthew Kaplan (5)	50,510	*
James Oliviero (6)	24,578	*
All executive officers and directors as a group	6,118,181	38.85%

5% or Greater Stockholders:
Charles Mosseri Marlio (7)	2,380,176	15.11%
Pontifax VI LP (8)	1,379,360	8.76%
Thomas P. Peters 2012 Family Trust (9)	947,658	6.02%

(1)	This includes 96,759 shares of restricted stock granted to Mr. Bentsur on July 27, 2021 in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on January 11, 2024. This also includes 120,000 shares of restricted stock granted to Mr. Bentsur on April 1, 2022 in connection with his employee agreement. These shares vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025. This also includes 210,000 shares of restricted stock granted to Mr. Bentsur on January 12, 2023. These shares vest over a 3-year period with 1/3 vesting on each anniversary date of the grant.

(2)	This includes 48,399 shares of restricted stock granted to Dr. Poradosu on July 27, 2021 in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on January 11, 2024. This also excludes 60,000 shares of restricted stock granted to Dr. Poradosu on April 1, 2022 in connection with his employee agreement. These shares vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025. This also excludes 115,000 shares of restricted stock granted to Dr. Poradosu on January 12, 2023. These shares vest over a 3-year period with 1/3 vesting on each anniversary date of the grant.
(3)	This includes 48,399 shares of restricted stock granted to Mr. Shemesh on July 27, 2021 in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on January 11, 2024. This also includes 60,000 shares of restricted stock granted to Mr. Shemesh on April 1, 2022 in connection with his employee agreement. These shares vest one third on January 11, 2024, one third on April 2, 2024, and one third on April 2, 2025. This also includes 115,000 shares of restricted stock granted to Mr. Shemesh on January 12, 2023. These shares vest over a 3-year period with 1/3 vesting on each anniversary date of the grant.
(4)	Excludes 16,380 shares owned by the Hoberman Descendants Trust, to which Mr. Hoberman disclaims ownership. On July 19, 2021, Mr. Hoberman was granted 29,250 options vesting over a 3-year period, 1/3 each year, exercisable into common shares of the Company at a price of $3.05. 9,750 options will be exercisable within 60 days of April 24, 2023 and were included in the beneficial ownership calculation. On April 1, 2022 Mr. Hoberman was granted 15,000 options vesting over a 3-year period with 1/3 vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 5,000 options became exercisable on April 1, 2023 and were included in the beneficial ownership calculation.
(5)	On September 2, 2021, Mr. Kaplan was granted 29,250 options vesting over a 3-year period, 1/3 each year, exercisable into common shares of the Company at a price of $3.05. 9,750 options will be exercisable within 60 days of March 23, 2023 and were included in the beneficial ownership calculation. On April 1, 2022 Mr. Kaplan was granted 15,000 options vesting over a 3-year period with 1/3 vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 5,000 options became exercisable on April 1, 2023 and were included in the beneficial ownership calculation.
(6)	On July 6, 2021, Mr. Oliviero was granted 29,250 options vesting over a 3-year period, 1/3 each year, exercisable into common shares of the Company at a price of $3.05. 9,750 shares will be exercisable within 60 days of June 30, 2022 and were included in the beneficial ownership calculation. On April 1, 2022 Mr. Oliviero was granted 15,000 options vesting over a 3-year period with 1/3 vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 5,000 options became exercisable on April 1, 2023 and were included in the beneficial ownership calculation.
(7)	The address of Charles Mosseri-Marlio is 27 Ripplevale Grove, London N1 1HS, UK. Share ownership reported above is based on a Form 13G/A filed by Charles Mosseri-Marlio on January 9, 2023.
(8)	Pontifax Management 4 GP (2015) Ltd. is the general partner (the “General Partner”) of Pontifax VI GP L.P, the general partner of each of, Pontifax VI (Cayman) LP and Pontifax VI (Israel) LP (which are collectively referred to as “Pontifax VI LP”). Mr. Tomer Kariv holds approximately 51% of the share capital of the General Partner; as a result, Mr. Kariv may be deemed to exercise control over Pontifax VI LP. The remaining share capital is held by Mr. Ran Nussbaum. Mr. Kariv and Mr. Nussbaum disclaim beneficial ownership of all the reported shares and the inclusion of all shares herein shall not be deemed to be an admission of beneficial ownership of the reported shares except to the extent of their pecuniary interest therein. The address of Pontifax VI LP is c/o Pontifax, 14 Shenkar Street, Beit Ofek, Herzliya Pituach, 46140 Israel.
(9)	The address of Thomas P. Peters 2012 Family Trust is c/o Thomas P. Peters, 7 Rehan Street, Evan Yehuda, Israel 4050003. Share ownership reported above is based on a Form 13G filed by Thomas Peters on April 3, 2023.

PROPOSAL ONE:

ELECTION OF DIRECTORS; NOMINEE

Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. Our Board currently consists of four members. The term of our Class I director, Ron Bentsur, is set to expire at our 2023 Annual Meeting. Our Board of Directors has determined to nominate Ron Bentsur for re-election to our Board of Directors. For information about the nominee and our Board of Directors generally, please see "Corporate Governance—Our Board of Directors" beginning on page 7. If elected, Ron Bentsur will hold office for a three-year term, each until a respective successor is elected and has been qualified, or until such director resigns or is removed from office.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE NOMINEE.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF KESSELMAN & KESSELMAN
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board is submitting the selection of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If Kesselman & Kesselman is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of an independent registered public accounting firm. Kesselman & Kesselman will still serve as our independent registered public accounting firm for the year ending December 31, 2023, if it is not ratified by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL THREE:

aPPROVAL OF AMENDMENTs TO THE COMPANY’S global EQUITY INCENTIVE plan TO INCREASE THE AUTHORIZED SHARES

Background

On April 12, 2023, our Board of Directors (the “Board”) approved, subject to stockholder approval at the Annual Meeting, an amendment to the Nuvectis Pharma, Inc. Global Equity Incentive Plan (the “2021 Plan”), to increase the number of shares authorized for issuance under the 2021 Plan by 1,000,000 shares. In addition, the amendment provides that on January 1 of each calendar year beginning in 2024 and ending in and including 2033, this authorization limit will automatically increase to the extent necessary so that the number of shares available for issuance pursuant to future awards granted after such date under the 2021 Plan is not less than (i) six percent (6%) of the number of shares outstanding as of the last day of the immediately preceding calendar year or (ii) such lesser number of shares as may be determined by the Board. Except for the proposed increase in the number of shares authorized under the 2021 Plan, the amendment does not change any provisions of the 2021 Plan, which was approved by stockholders in 2021. The 2021 Plan is the only plan under which equity-based compensation currently may be awarded to our executive officers and employees. The 2021 Plan will continue in effect for ten years from the date of the amendment, if approved by stockholders at the Annual Meeting.

The Compensation Committee believes that the current number of shares available under the 2021 Plan is not sufficient to make the grants that will be needed over the next few years to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2021 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with its stockholders.

If the stockholders do not approve the amendment to the 2021 Plan, the 2021 Plan will remain operable until the tenth anniversary of its original effective date and the share reserve will remain at 103,838 shares.

In determining the number of shares to add to the authorized share pool for the 2021 Plan, the Compensation Committee considered a number of factors, including data relating to outstanding equity awards and shares available for grant, historical share usage, and future share needs.

A summary of the 2021 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2021 Plan which is attached to this Proxy Statement as Appendix A.

SUMMARY OF THE 2021 pLAN

Purpose.   The purpose of the 2021 Plan is to attract and retain the best available personnel for, to provide incentives to employees, directors, officers and consultants of the Company (“Service Providers”), and to promote the Company’s business by strengthening the common interest between such individuals and the Company’s stockholders. As of the record date, approximately 11 employees (including officers), 3 directors, and 25 consultants and advisors would be eligible to receive awards under the 2021 Plan.

Administration. The 2021 Plan is administered by the Compensation Committee of the Board of Directors or may be administered by the Board of Directors (in either case, the “Administrator”). The Committee has the authority to designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; interpret the 2021 Plan and any award agreements; amend or modify the 2021 Plan; establish, adopt or revise any rules and guidelines as it may deem advisable; and make all other determinations necessary, desirable or incidental to the administration of the 2021 Plan and the granting of award. The Compensation Committee may delegate some or all of these powers but has not done so as of the date of this proxy statement.

Awards.   The Administrator may grant any combination of equity awards eligible under the 2021 Plan (an “Award”), as discussed below. The Administrator will determine the details of any such grant, including the timing, the number of shares, the purchase price, time for forfeiture, the vesting schedule, and any acceleration rights thereto. The Administrator may condition any Award on the attainment of performance targets or any other factor that the Administrator may deem appropriate. Unless otherwise permitted by the Administrator, no Participant may sell, assign, transfer, pledge, hypothecate, or otherwise dispose of any Award, except by will or pursuant to the laws of descent and distribution.

Permissible Awards.   The 2021 Plan authorizes awards in any of the following forms:

•	Options to purchase shares of our common stock, which may be designated under the Code as non-statutory stock options or incentive stock options. Options must have an exercise price at least equal to the fair market value of our stock on the date of grant and, unless otherwise determined by the Administrator, will have a term of ten years. Options may include time-based or performance-based vesting requirements.

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Administrator, which may include time-based or performance-based vesting requirements.

•	Restricted stock units, which represent the right to receive shares of common stock at a designated time in the future and subject to any vesting requirement as may be set by the Administrator. Restricted stock units may include time-based or performance-based vesting requirements.

•	Other equity-based awards (including, without limitation, warrants and performance share awards), which shall have such terms as determined by the Administrator.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2021 Plan presently is 1,500,000 shares, of which 103,838 remain available for grant. The amendment to the 2021 Plan would increase this number to 2,500,000 shares. In addition, the amendment provides that on January 1 of each calendar year beginning in 2024 and ending in and including 2033, this authorization limit will automatically increase to the extent necessary so that the number of shares available for issuance pursuant to future awards granted after such date under the 2021 Plan is not less than (i) six percent (6%) of the number of shares outstanding as of the last day of the immediately preceding calendar year or (ii) such lesser number of shares as may be determined by the Board. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2021 Plan would be 2,500,000 shares.

Share Counting. Shares covered by an Award are subtracted from the share reserve under the 2021 Plan and will be added back and again be available for issuance pursuant to Awards granted under the 2021 Plan as follows:

•	Any unissued, repurchased, or forfeited shares originally subject to an Award that is canceled, terminates, expires, is forfeited or lapses for any reason;

•	Shares subject to Awards settled in cash;

•	Shares withheld or repurchased from an Award or delivered by a participant to satisfy tax withholding requirements;

•	Shares tendered to the Company (by delivery or attestation) to satisfy in whole or in part the exercise price of an option; and

•	Shares not issued pursuant to an Option or other Award for any reason, including by reason of net-settlement of the Award or failure to achieve maximum performance goals.

Adjustments.   A Participant’s right to purchase shares under the 2021 Plan will be adjusted upon the occurrence of certain events, as described below.

➢ Mandatory Adjustments

➢ In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under the 2021 Plan shall be adjusted proportionately, and the Administrator shall make such adjustments to the 2021 Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Administrator may include: (i) adjustment of the number and kind of Shares that may be delivered under the 2021 Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Administrator determines to be equitable. Notwithstanding the foregoing, the Administrator may not make any adjustments to outstanding Options that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares, the authorization limits under the 2021 Plan will be automatically adjusted proportionately and the shares then subject to each Award shall automatically be adjusted proportionately, without any change in the aggregate purchase price therefor.

➢ Discretionary Adjustments.

➢ Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction, as described in the 2021 Plan, the Administrator may, in its sole discretion, provide (i) that Awards will be settled in cash rather than in shares, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying shares, as of a specified date associated with the transaction, over the aggregate exercise or base price of the Award, (v) that performance targets and performance periods for performance-based Awards will be modified, or (vi) any combination of the foregoing. The Administrator’s determination need not be uniform and may be different for different Participants whether or not such participants are similarly situated.

➢ Effect of a Change of Control Transaction.

➢ Except as otherwise provided in the Award Agreement or any special 2021 Plan document governing an Award, upon the occurrence of a change of control transaction, as defined in the 2021 Plan, (i) all outstanding Awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) all time-based vesting requirements on outstanding Awards shall be deemed to have been met, and (iii) all performance-based vesting requirements on outstanding Awards shall be deemed to have been met, as of the date of the transaction.

➢ Liquidation.

➢ Upon a liquidation of the Company, the Administrator will determine the effect of such liquidation on any outstanding, unexercised, unvested, or restricted portion of any Award, which may include accelerating or cancelling all or a portion of any such Award.

Cancellation of Awards.   If the Board of Directors determines in good faith that, in the context of a change of control transaction or liquidation, certain Awards have no monetary value and the holders of such Awards are not entitled to any consideration under the terms of the Transaction or liquidation, the Board of Directors may terminate the Awards. Further, in connection with such transaction or liquidation, the Board of Directors may terminate any Award, effective as of the effective date of the transaction or liquidation, that has an exercise price that is greater than fair market value at the time of such transaction or liquidation, without any consideration to the holder thereof.

Discretion to Accelerate Vesting. The Administrator may, in its sole discretion, determine that all or a portion of a participant’s awards shall become fully or partially exercisable, that all or a portion of the restrictions on the participant’s awards shall lapse, and/or any performance-based criteria with respect such awards shall be deemed satisfied. Any such exercise of discretion will be subject to the minimum vesting requirements described above, other than in cases of death, disability or a change in control.

Amendment and Termination of the 2021 Plan. The 2021 Plan will expire on the date which is ten years from the date of its adoption by the Board of Directors (or, if the amendment to the 2021 Plan is approved, the tenth anniversary of the effective date of the amendment), except with respect to awards outstanding on that date. The Administrator may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the 2021 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (i) to correct obvious drafting errors or as otherwise required by law or (ii) as specifically provided in the 2021 Plan, the rights of a participant with respect to vested Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such participant. The Administrator may amend the terms of any Award, prospectively or retroactively, but except (i) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (ii) as specifically provided in the 2021 Plan, no such amendment or other action by the Administrator shall reduce the rights of any participant with respect to vested Awards without the participant’s consent.

Certain U.S. Federal Income Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise, vesting and settlement of awards under the 2021 Plan and the subsequent sale of common stock acquired under the 2021 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. This discussion is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2021 Plan. Additional taxes, including state, local, and foreign taxes, may apply and may vary from jurisdiction to jurisdiction.

Non-Qualified Stock Options.   There typically will be no U.S. federal income tax consequences to the optionee or to us upon the grant of a non-qualified stock option under the 2021 Plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will typically be allowed a corresponding U.S. federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.   There typically will be no U.S. federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a U.S. federal income tax deduction on such amount. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and we would typically be allowed a U.S. federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock.   Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize U.S. federal income tax income, and we will not be allowed a U.S. federal income tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will typically be allowed a corresponding U.S. federal income tax deduction at that time, subject to limitations in certain circumstances. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will typically be allowed a corresponding U.S. federal income tax deduction, subject to limitations in certain circumstances at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Units.   A participant typically will not recognize U.S. federal income tax income, and we will not be allowed a U.S. federal income tax deduction, at the time a restricted stock unit award is granted. When the participant receives shares of our common stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will typically be allowed a corresponding U.S. federal income tax deduction at that time, subject to limitations in certain circumstances.

Section 409A.   The 2021 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options that comply with the terms of the 2021 Plan, are generally exempt from the application of Section 409A. Restricted stock units and other equity-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding.   The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of 2021 Plan.

Benefits to NEOs and Others

Grants and awards under the 2021 Plan, which may be made to Company executive officers, directors and other employees or consultants, are made in the discretion of the Administrator. As of the record date, an aggregate of 132,750 stock options have been granted to non-executive directors as a group under the 2021 Plan. All other awards granted under the 2021 Plan have been restricted stock awards. Any future awards under the 2021 Plan are not presently determinable. The closing price of our common stock as of the record date was $14.34.

(1)	Does not include awards of restricted stock granted under the 2021 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2022.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	412,483	$3.92	103,938
Equity compensation plans not approved by security holders	---	---	---
Total	412,483	$3.92	103,938

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL No. 3, TO APPROVE THE AMENDMENTS TO THE COMPANY’S GLOBAL EQUITY INCENTIVE PLAN.

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2022 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Nuvectis Pharma, Inc., 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, Attn: Michael Carson. You may also contact us at mcarson@nuvectis.com.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2024 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Michael Carson, at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, no later than December 31, 2023. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Michael Carson, our Corporate Secretary, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than February 17, 2024, and no later than March 18, 2024. If a stockholder fails to provide timely notice of a proposal to be presented at our 2024 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2022, delivered to you together with this proxy statement, is hereby incorporated by reference.

APPENDIX A

NUVECTIS PHARMA, Inc.

Amended and Restated

Global Equity Incentive Plan (2021)

1.	Name And Purpose.

1.1            This plan, which has been adopted by the Board of Directors of Nuvectis Pharma, Inc. (the “Corporation”), shall be known as the Nuvectis Pharma, Inc. Global Equity Incentive Plan (2021), as amended from time to time (the “Plan”). This Plan was amended and restated by the Board on April 12, 2023, contingent on approval of the stockholders of the Company on June 16, 2023.

1.2            The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Corporation and its Affiliates, Parents and Subsidiaries, if any, and to promote the Corporation’s business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Corporation’s stockholders.

1.3            Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendices to the Plan, as may be approved by the Board of Directors of the Corporation, and to the extent required by the stockholders of the Corporation, from time to time.

2.	Definitions.

2.1            Terms Generally. Except when otherwise indicated by the context, (i) the singular shall include the plural and the plural shall include the singular; (ii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (iv) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to it as amended from time to time and shall include any successor thereof, (v) reference to a “corporation” or “entity” shall include a partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and reference to a “person” shall mean any of the foregoing or an individual, (vi) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety, and not to any particular provision hereof, (vii) all references herein to Sections shall be construed to refer to Sections to this Plan; (viii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (ix) use of the term “or” is not intended to be exclusive.

2.2            Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:

“Additional Rights” means any distribution of rights, including an issuance of bonus shares and stock dividends (but excluding cash dividends), in connection with Awards and/or the Shares issued upon exercise or vesting of Awards.

“Administrator” means the Board of Directors or a Committee.

“Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person, including, without limitation, any parent or subsidiary.

“Applicable Law” means any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Corporation’s Shares are then traded or listed.

“Appendix” means any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including additional terms with respect to grants of certain types of equity-based Awards.

“Award” means a grant of Options, Restricted Stock Units or allotment of Shares (including Restricted Stock) or other equity-based awards under the Plan including any Additional Rights thereunder. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.

“Award Agreement” means a written or electronic instrument setting forth the terms applicable to a particular Award.

“Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

“Board of Directors” or “Board” means the board of directors of the Corporation.

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“Cause” shall, with regard to each specific Participant, have the same meaning ascribed to such term or a similar term as set forth in any agreements (including the Participant’s employment agreement) or other documents to which the Corporation or any of its Parents, Subsidiaries and/or Affiliates and the Participant are a party concerning the provision of services by the Participant to the Corporation or any of its Parents, Subsidiaries and/or Affiliates, or, in the absence of such a definition, “Cause” shall mean, as determined by the Board:

(i) the Participant’s indictment, conviction of or plea of guilty or nolo contendere to, or a judgment against the Participant in any quasi-criminal judicial or administrative proceeding (including without limitation, any proceeding by a federal, state or local regulatory agency or body) with respect to, any crime constituting a felony, or a crime which involves the Participant’s moral turpitude, fraud, theft or embezzlement. For this purpose, a judgment shall include any consent decree, settlement, cease and desist order or similar conclusion to any quasi-criminal judicial or administrative proceeding;

(ii)            The Participant’s commission of any other act of theft, dishonesty, fraud, or falsification of an employment record in connection with the performance of his or her duties as an employee or director of the Corporation or any of its Parents, Subsidiaries and/or Affiliates;

(iii)            The Participant’s refusal to perform his duties to the Corporation or any of its Parents, Subsidiaries and/or Affiliates or to obey the lawful and reasonable directives of the Board (so long as such lawful and reasonable directives are also consistent with the Participant’s duties, title and reporting order);

(iv)            The Participant’s gross negligence, willful misconduct or willful malfeasance in connection with the Participant’s services to the Corporation or any of its Parents, Subsidiaries and/or Affiliates;

(v)            The Participant’s material violation of reasonable business standards, legal requirements or any written policy of the Corporation or any of its Parents, Subsidiaries and/or Affiliates applicable to the Participant, including but not limited to those that relate to equal employment opportunity, discrimination, harassment or retaliation; or

(vi)            The Participant’s material breach of any confidentiality or non-disclosure obligations under any other written agreement between the Participant and the Corporation or any of its Parents, Subsidiaries and/or Affiliates.

Notwithstanding the foregoing, in the case of any conduct described in clauses (iii), (v) or (vi) of the immediately preceding sentence, if such conduct is reasonably susceptible of being cured, then the Participant’s termination shall be for “Cause” only if the Participant fails to cure such conduct to the Board’s reasonable satisfaction within ten (10) days after receiving written notice from the Corporation describing such conduct in reasonable detail; provided that the conduct in clause (iii) may only be cured by the Participant on two separate occasions, and no cure shall be applicable to such conduct thereafter.

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“Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

“Committee” means a compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under Applicable Law, as amended from time to time.

“Consideration” means with respect to outstanding Awards, the right to receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether shares, cash, or other securities or property) received in the Transaction by holders of Shares of the Corporation for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Transaction is not solely Shares (or the equivalent), the Administrator may provide for the per Share consideration to be received for an outstanding Award to be solely Shares or other type of awards (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per Share consideration received by holders of Shares in the Transaction, all as determined by the Administrator.

“Consultant” means any entity or individual who (either directly or, in the case of an individual, through his or her employer) is an advisor or consultant to the Corporation or any of its Parents, Subsidiaries or Affiliates.

“Corporate Charter” means the Articles of Association or Certificate of Incorporation of the Corporation or any similar document, and any subsequent amendments or replacements thereto.

“Date of Termination” means, unless otherwise set forth in the relevant Award Agreement, the effective date of termination of the Participant’s employment or engagement as a Service Provider.

“Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Corporation, to perform the major duties of the Participant’s position with the Corporation because of the sickness or injury of the Participant for a consecutive period of 180 days.

“Fair Market Value” means, as of any date, the value of Shares, determined as follows:

(a)            If the Shares are listed on any established securities exchange, the Fair Market Value of a Shares of the Corporation shall be (i) the closing sales price for such shares (or the closing bid, if no sales were reported) as traded on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the last market trading day prior to the day of determination, as reported in a recognized daily business newspaper or internet site or such other source as the Board deems reliable, or (ii) to the extent required under the rules of the securities exchange in which the Shares are traded, as determined in accordance with such rules.

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(b)            In the absence of such exchanges for the Shares, or in case of any other securities, property or rights, the Fair Market Value shall be determined in good faith by the Board in its sole discretion in compliance with Code Section 409A, with full authority to determine the method for making such determination and which determination shall be conclusive and binding on all parties.

“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date

“IPO” means an initial offering of the Corporation’s Shares to the public in an underwritten offering under an applicable registration statement.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Liquidation” means the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Options” means options to purchase Shares awarded under the Plan subject to the terms and conditions of Section 9.

“Parent” means any corporation (other than the Corporation), which now exists or is hereafter organized, in an unbroken chain of companies ending with the Corporation if, at the time of granting an Award, each of the companies (other than the Corporation) owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

“Participant” means a recipient of an Award hereunder who executes an Award Agreement.

“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

“Restricted Stock” means an Award of Shares under this Plan that is subject to the terms and conditions of Section 7.

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“Restricted Stock Units” means an Award entitling a Participant to receive Shares under this Plan that is subject to the terms and conditions of Section 8.

“Service Provider” means an employee, director, office holder or Consultant of the Corporation or any of its Parents, Subsidiaries or Affiliates.

“Shares” means shares of common stock of the Corporation, nominal value US$ 0.00001 per share (as adjusted for share split, reverse share split, bonus shares, combination or other recapitalization events), or shares of such other class of shares of the Corporation as shall be designated by the Board in respect of the relevant Award(s). Shares include any securities, property or rights issued or distributed with respect thereto.

“Subsidiary” means any corporation (other than the Corporation), which now exists or is hereafter organized or acquired by the Corporation, in an unbroken chain of companies beginning with the Corporation if, at the time of granting an Award, each of the companies other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

“Transaction” means and includes the occurrence of any one of the following events but shall specifically exclude a public offering of any class or series of the Corporation’s equity securities pursuant to a registration statement filed by the Corporation under the 1933 Act:

(i) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Corporation (“Corporation Common Stock”) or (B) securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of directors (the “Corporation Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Corporation Common Stock or Corporation Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Corporation, (x) an acquisition by the Corporation or a Parent or Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Parent or Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

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(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Corporation’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Corporation Common Stock and outstanding Corporation Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Corporation Common Stock and the outstanding Corporation Voting Securities, as the case may be, and (B) no Person (other than (x) the Corporation or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

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3.	Administration of the Plan.

3.1            The Plan will be administered by the Administrator. If the Administrator is a Committee, such Committee will consist of such number of members of the Board of Directors of the Corporation (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.

3.2            The Committee, if appointed, shall select one of its members as its Chair and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee shall be the valid acts of the Committee. The Committee may appoint a secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with Applicable Law.

3.3            Subject to the general terms and conditions of the Plan, and in particular Section 3.4 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) grants of Awards, including the number of Options, Shares, Restricted Stock Units or other equity based awards to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, including acceleration provisions, (v) the form(s) of written agreements applying to Awards, (vi) to accelerate, continue, extend or defer the exercisability of any Award or the vesting thereof, including with respect to the period following a Participant’s termination of employment or other service, (vii) the interpretation of this Plan and any Award Agreement and the meaning, interpretation and applicability of terms referred to in Applicable Law, (viii) The Fair Market Value of the Shares or other securities, property or rights, (ix) the authorization and approval of conversion, substitution, cancellation or suspension under and in accordance with this Plan of any or all Awards or Shares, (x) the amendment, modification, waiver or supplement of the terms of each outstanding Award, unless otherwise provided under the terms of this Plan, (xi) to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and all other determinations and take such other actions with respect to this Plan or any Award as it may deem advisable (to the extent not inconsistent with the provisions of this Plan or Applicable Law), and (xii) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan and the granting of Awards. The Administrator may, in its sole discretion, delegate some or all of the powers listed above pursuant to Section 3.8.

3.4            No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Corporation’s decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Corporation against any cost or expense (including counsel fees) reasonably incurred by him or her, or any liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own willful misconduct or bad faith, to the fullest extent permitted by Applicable Law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Corporation’s corporate documents, any agreement, any vote of stockholders or disinterested directors, insurance policy or otherwise.

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3.5            The interpretation and construction by the Administrator of any provision of the Plan or of any Award hereunder shall be final and conclusive. In the event that the Board appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Award hereunder shall be conclusive. To avoid doubt, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.

3.6            The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan, as further detailed in Section 13.2 below.

3.7            Without limiting the generality of the foregoing and subject to any Applicable Law, the Administrator may adopt special Appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with Applicable Laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

3.8            The Administrator may delegate to one or more of the Committee’s members or to one or more officers of the Corporation or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Administrator or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Administrator or such individuals may have under this Plan. In addition, the Administrator may, by resolution, expressly delegate to one or more of the Committee’s members or to one or more officers of the Corporation, the authority, within specified parameters as to the number and terms of Awards, to (i) designate employees or Consultants of the Corporation or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Administrator and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards so granted.

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4.	Eligible Participants.

4.1            Subject to any restriction imposed by Applicable Law, Awards may be granted to any Service Provider of the Corporation or its Affiliates. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Corporation, nor disqualify such Participant from receiving an additional Award or participating in other incentive plans of the Corporation. Awards may differ in number of Shares covered thereby, the terms and conditions applying to them or on the Participant or in any other respect as determined by the Administrator.

5.	Reserved Shares.

5.1            Subject to adjustment as provided in Section 11.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,500,000. In addition, on January 1 of each calendar year beginning in 2024 and ending in and including 2033, this authorization limit shall automatically increase to the extent necessary so that the number of Shares reserved and available for issuance pursuant to future Awards granted after such date under the Plan is not less than (i) six percent (6%) of the number of Shares outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of Shares as determined by the Administrator. The number of Shares which may be issued upon exercise of Incentive Stock Options issued under the Plan shall be 2,500,000. Until termination of the Plan the Corporation shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

5.2            Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)            To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued, repurchased, or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)            Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)            Shares withheld or repurchased from an Award or delivered by a Participant to satisfy tax withholding requirements will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

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(d)            If the exercise price of an Option is satisfied in whole or in part by delivering Shares to the Corporation (by either actual delivery or attestation), the number of Shares so tendered (by delivery or attestation) shall be added to the Plan share reserve and will be available for issuance pursuant to Awards granted under the Plan.

(e)            To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason, including by reason of net-settlement of the Award, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to other Awards granted under the Plan.

(f)            To the extent that the full number of Shares subject to an Award other than an Option is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

6.	Award Agreement.

6.1            The Administrator in its discretion may award to Participants Awards available under the Plan. Each Award granted pursuant to this Plan shall be evidenced by an Award Agreement which will be set forth the terms of the Award. The Award Agreement shall comply with and be subject to the following general terms and conditions and the provisions of this Plan, unless otherwise specifically provided in such Award Agreement or terms prescribed by Applicable Law. Award Agreements need not be in the same form and may differ in the terms and conditions included therein.

6.2            The Award Agreement shall state, inter alia, the number of Options or Shares, Restricted Stock, Restricted Stock Units, or any applicable equity-based units covered thereby, the type of Option or Share-based or other grant awarded, the vesting schedule, the exercise price, if applicable and any special terms applying to such Award (if any), including the terms of any country-specific or other applicable Appendix, as determined by the Board of Directors.

6.3            A Participant shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement evidencing the Award to the Corporation, if required by the Administrator, and has otherwise complied with the applicable terms and conditions of such Award.

7.	Restricted Stock.

7.1            Eligibility. Restricted Stock may be issued to all Participants at any time, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion. Unless otherwise determined by the Administrator, the Participant shall not be permitted to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, except by will or the laws of descent and distribution (in which case the transfer shall be subject to all restrictions then or thereafter applicable thereto), Restricted Stock awarded and/or any Additional Rights thereunder under this Plan during a period set by the Administrator (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award Agreement.

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7.2            Terms. The purchase price (if any) of Restricted Stock shall be determined by the Administrator but shall not be less than as permitted under Applicable Law. Awards of Restricted Stock must be accepted by executing an Award Agreement, if required by the Administrator, and by paying whatever price (if any) the Administrator has designated thereunder.

7.3            Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such Restricted Stock, unless the Administrator elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate (or book entry) shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

7.4            Custody. The Administrator may require that any share certificates evidencing such shares and/or Additional Rights be held in custody by the Corporation or any third party determined by the Corporation, until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed share transfer deed, endorsed in blank, relating to the Shares covered by such Award.

7.5            Rights as Stockholder. Except as provided in this Section and Sections 7.3 and 7.4 above and as otherwise determined by the Administrator and set forth in the Award Agreement, the Participant shall have, with respect to the Restricted Stock, all of the rights of a holder of Shares including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of Restricted Stock, the right to tender such shares.

7.6            Lapse of Restrictions. If the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, any certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by Applicable Law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

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8.	Restricted Stock Units and Other Equity-Based Awards.

8.1            Eligibility. Restricted Stock Units may be granted to Participants at any time and from time to time as determined by the Administrator, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the number of Shares subject to the Restricted Stock Units, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Restricted Stock Units upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion.

8.2            Vesting of Restricted Stock Units. Shares shall be issued to or for the benefit of Participant promptly following each vesting date determined by the Administrator, provided that Participant is still a Service Provider on the applicable vesting date. After each such vesting date, and subject to Section 17, the Corporation shall promptly cause to be issued for the benefit of Participant Shares with respect to Restricted Stock Units that became vested on such vesting date. It is clarified that no Shares shall be issued pursuant to the Restricted Stock Units to Participant until the vesting criteria determined by the Administrator is met.

8.3            Terms. Prior to the actual issuance of any Shares, each Restricted Stock Unit will represent an unfunded and unsecured obligation of the Corporation, payable only from the general assets of the Corporation.

8.4            Rights as Stockholder. A Participant holding Restricted Stock Units shall not be, nor have any of the rights or privileges of, a stockholder of the Corporation in respect of any Shares issuable upon the vesting of any part of the Restricted Stock Units unless and until such Shares shall have been issued by the Corporation to such Participant (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, unless otherwise provided herein.

8.5            Custody. The Administrator may require that any Restricted Stock Unit and/or Additional Rights thereunder be held in custody by the Corporation or any third party determined by the Corporation until the lapse of the vesting period thereof and the issuance of Shares.

8.6            Other Equity-Based Awards. Other equity-based awards (including, without limitation, warrants and performance share awards) may be granted either alone or in addition to or other Awards granted under the Plan to eligible Participants pursuant to such terms and conditions as the Administrator may determine, including without limitation, in one or more appendix adopted by the Administrator and appended to this Plan.

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9.	Options.

9.1            Eligibility. Options may be issued to Participants at any time, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Options will be made, the number of shares to be subject to the Options, the exercise price to be paid by the Participant (subject to Section 9.3), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Options upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion. Unless otherwise determined by the Administrator, the Participant shall not be permitted to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, except by will or the laws of descent and distribution (in which case the transfer shall be subject to all restrictions then or thereafter applicable thereto), Options awarded under this Plan.

9.2            Vesting. Options shall be exercisable pursuant to the terms of the Award Agreement and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement. The Administrator shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Award at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Administrator and stated in the Award Agreement, Options shall vest and become exercisable under the following schedule: thirty-four percent (34.0%) of the Shares covered by the Options, on the first anniversary of the vesting commencement date determined by the Administrator (and in the absence of such determination, of date on which such Options were granted), and thirty-three percent (33.0%) of the Shares covered by the Options at the second and third anniversaries of the vesting commencement each; provided that the Participant remains continuously as a Service Provider of the Corporation or its Affiliates throughout such vesting dates. The Administrator may condition the vesting of Options upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion.

9.3            Exercise Price. The exercise price for each share to be issued upon exercise of an Option shall be such price as is determined by the Board of Directors in its discretion, provided that the price per Share is not less than 100% of the Fair Market Value of a Share on the Grant Date.

9.4            Manner of Exercise. An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Corporation at its principal office, a “Notice of Exercise” in such form and substance as may be prescribed by the Board of Directors from time to time, together with full payment for the Shares underlying such Option, and the execution and delivery of any other document required pursuant to the applicable Award Agreement.

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9.5            Payment of Exercise Price. Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be affected in (i) cash, or (ii) by check payable to the order of the Corporation, or (iii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Administrator so determines, all or part of the exercise price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation or the Trustee, or (iv) such other method of payment acceptable to the Corporation as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

9.6            Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Corporation or of a duly authorized transfer agent of the Corporation) a Participant shall have no right to vote or right to receive dividends or any other rights as a stockholder with respect to such Shares, notwithstanding the exercise of the Option. Subject to Section 17, The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. No Shares shall be issued until payment has been made or provided for, as provided herein.

9.7            Restrictions. The Administrator may designate certain periods, at its reasonable discretion, with respect to all or certain groups of Participants and/or with respect to certain types of Awards, during which the vesting and/or exercise of Options and/or sale of Shares thereunder shall be restricted or prohibited, including without limitation, in order to comply with Applicable Laws in any relevant jurisdiction and/or rules of any exchange on which the Corporation’s shares are traded. During such blackout periods, Participants will not be able to exercise the Options and/or receive and/or sell the Shares held by or on behalf of the Participants and the Corporation shall not bear any liability to Participants for any claim, loss or liability that may result from such restrictions.

9.8            Custody. The Administrator may require that any Option and any Share issued thereunder, and any Additional Rights be held in custody by the Corporation or any third party determined by the Corporation.

9.9            Exercise Term. No Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

9.10            Incentive Stock Options. The terms of any Option granted under the Plan that is intended to be an Incentive Stock Option must comply with the requirements of Section 422 of the Code or any successor provision thereto. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Corporation must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

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10.	Termination of Relationship as Service Provider.

10.1            Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence (except, for the avoidance of doubt, periods of legally protected leave of absence pursuant to Applicable Law).

10.2            Change of Status. A Service Provider shall not cease to be considered as such in the case of any (i) leave of absence either approved by the Corporation or its Affiliates, provided that such leave of absence was approved by entity for which the Service Provider is engaged with, or pursuant to Applicable Law, or (ii) transfers between locations of the Corporation and/or its Affiliates or between the Corporation, and any of its Parents, Subsidiaries, Affiliates, or any successor thereof; or (iii) changes in status (employee to director, employee to Consultant, etc.), although such change may affect the specific terms applying to the Service Provider’s Award, provided, in case of the foregoing clauses (ii) and (iii) above, that the Participant has remained continuously employed by and/or in the service of the Corporation and its Affiliates since the date of grant of the Award and throughout the vesting period. Notwithstanding the foregoing, for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option

10.3            Extension of Exercise Period. The Administrator may, on such terms and conditions as it may determine appropriate but subject to Section 9.9, extend the periods for which Awards held by any Participant may continue to vest and be exercisable; it being clarified that such Awards may lose their entitlement to certain tax benefits under Applicable Law as a result of such modification.

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11.	Adjustments.

Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

11.1            Mandatory Adjustments. In the event of a nonreciprocal transaction between the Corporation and its stockholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

11.2            Discretionary Adjustments. Upon the occurrence or in anticipation of any corporate event or transaction involving the Corporation (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 11.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Shares, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the aggregate exercise or base price of the Award, (v) that performance targets and performance periods for performance-based Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

11.3            Effect of a Transaction. Except as otherwise provided in the Award Agreement or any special Plan document governing an Award, upon the occurrence of a Transaction, (i) all outstanding Options and other Awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) all time-based vesting requirements on outstanding Awards shall be deemed to have been met, and (iii) all performance-based vesting requirements on outstanding Awards shall be deemed to have been met, as of the date of the Transaction.

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11.4            Liquidation. In the event of Liquidation, the Administrator shall have sole and absolute discretion to determine the effect of the Liquidation on the outstanding unexercised, unvested or restricted portion of Awards, which may include the acceleration or cancelation of all or a portion of the unexercised, unvested or restricted portion of the outstanding Awards.

11.5            Cancelation of Awards. In the event that the Board of Directors determines in good faith that, in the context of a Transaction or Liquidation, certain Awards have no monetary value and thus do not entitle the holders of such Awards to any consideration under the terms of the Transaction or Liquidation, the Board of Directors may determine that such Awards shall terminate effective as of the effective date of the Transaction or upon determination of the Board of Directors in the event of Liquidation. Without limiting the generality of the foregoing, the Board of Directors may provide for the termination of any Award, effective as of the effective date of the Transaction or Liquidation, that has an exercise price that is greater than the per Share Fair Market Value at the time of such Transaction or Liquidation, without any consideration to the holder thereof.

11.6            Administrator’s Authority. It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of a recapitalization, Transaction or Liquidation, provided that the Administrator shall determine in good faith that a Participant’s vested rights are not thereby adversely affected without the Participant’s express written consent. Without derogating from the generality of the foregoing, the Administrator shall have the authority, at its sole discretion, to change the vesting schedule of Awards, accelerate Awards, and determine that the treatment of Awards, whether vested or unvested, in a Transaction or Liquidation, may differ among individual Participants or groups of Participants.

12.	Non-Transferability of Awards and Shares.

12.1            Unless otherwise explicitly approved by the Administrator, no Award may be assigned, transferred, pledged or mortgaged, other than by will or by the laws of descent and distribution or unless otherwise required under Applicable Law, and during the Participant’s lifetime an Award may be exercised and the Shares subject to the Award may be purchased only by such Participant and any transfer of an Award not permitted hereunder shall be null and void and shall not confer upon any party or person, other than the Participant, any rights. In the event of any transfer of an Award permitted hereunder, the terms of such Award, this Plan and any applicable Award Agreement shall be binding upon the beneficiaries, executors, administrators, heirs and successors of such Participant.

12.2            The transfer of Shares to be issued upon the exercise of the Options shall be limited as set forth in the Plan including, without limitation, pursuant to Section 19.3 and as may be described in the Award Agreement.

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12.3            Restricted Stock may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution, prior to the date on which the date on which any applicable restriction, performance or deferred period lapses. Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution.

12.4            For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of a Participant’s rights in respect of Awards or Shares (including Restricted Stock) purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed as determined by the Administrator, or as otherwise required under Applicable Law.

13.	Term and Amendment of the Plan.

13.1            The Plan shall expire on the date which is ten (10) years from the date of its adoption by the Board of Directors (except as to Awards outstanding on that date). Awards may be granted at any time after this Plan has been adopted by the Board and the shares reserved for the Plan effectively created, but not later than the date that is ten (10) years from the date of adoption of the Plan by the Board.

13.2            Notwithstanding any other provision of the Plan, the Administrator may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (i) to correct obvious drafting errors or as otherwise required by law or (ii) as specifically provided herein, the rights of a Participant with respect to vested Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (i) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (ii) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant with respect to vested Awards without the Participant’s consent.

14.	Term of Option.

Unless otherwise explicitly provided in an Award Agreement, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within ten (10) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other shorter period set forth in the instrument granting such Option pursuant to Section 9), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.

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15.	Continuance of Engagement.

Neither the Plan nor any grant of Shares or Awards to a Participant shall impose any obligation on the Corporation or any related corporation thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Corporation or a related corporation thereof or restrict the right of the Corporation or a related corporation thereof to terminate such employment or engagement at any time.

16.	Application of Funds.

The proceeds received by the Corporation from the sale of Shares pursuant to Awards granted under the Plan will be used for general corporate purposes of the Corporation or any related corporation thereof.

17.	Taxes.

17.1            Any tax consequences and any other mandatory payments arising from the grant, or vesting or exercising of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Corporation, and/or its Affiliates, or the Participant), hereunder, shall be borne solely by the Participant. The Corporation and/or its Affiliates shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Corporation and/or its Affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Corporation or any of its Affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Corporation or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy the statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

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17.2            The Corporation and its Affiliates do not undertake or assume any liability or responsibility to the effect that any award shall qualify with any particular tax regime or rules applying to particular tax treatment or tax advantage of any type and the Corporation and its Affiliates shall bear no liability in connection with the manner in which any award is treated for tax purposes, regardless of whether the Award was granted or intended to qualify under any particular tax regime or treatment. The Corporation and its Affiliates do not undertake and shall not be required to take any action in order to qualify any Award with the requirements of any particular tax treatment and no indication in any documents to the effect that any Award is intended to qualify for any tax treatment shall imply such undertaking. Moreover, no assurance is made by the Corporation or any of its Affiliates that any particular tax treatment on the date of grant will continue to exist or that the Award would qualify at the time of exercise or disposition thereof with any particular tax treatment. The Corporation and its Affiliates shall not have any liability or obligation of any nature in the event that an Award does not qualify for any particular tax treatment, regardless whether the Corporation could have or should have taken any action to cause such qualification to be met.

17.3            In the event a Participant obtains knowledge of any tax authority inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted hereunder and/or Shares and/or Additional Rights issued thereunder the Participant shall immediately notify the Corporation in writing and shall continuously inform the Corporation of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Corporation and its representatives to participate in any proceedings and discussions concerning such matters and shall provide to the Corporation any information or document relating to any matter hereof, which the Corporation, in its discretion, requires.

17.4            The receipt of an Award and/or the acquisition of Shares issued upon the vesting or exercise of the Awards may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.

17.5            THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES. THE CORPORATION DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

18.	Market Stand-Off.

If so requested by the Corporation or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Corporation under the securities laws of any jurisdiction, the Participant shall not sell or otherwise transfer any Shares or other securities of the Corporation during a 180-day period or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Corporation (the “Market Standoff Period”) following the effective date of registration statement of the Corporation filed under such securities laws. The Corporation may require the Participant to execute a form of undertaking to this effect or impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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19.	Conditions Upon Issuance of Shares.

19.1            Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or with respect to any other Award unless the exercise of such Option or grant of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.2            Investment Representations. As a condition to the exercise of an Option or receipt of an Award, the Administrator may require the person exercising such Option or receiving such Award to represent and warrant at the time of any such exercise or the time of receipt of the Award that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make other representations as may be required under applicable securities laws if, in the opinion of counsel for the Corporation, such representations are required, all in form and content specified by the Administrator.

19.3            Provisions Governing Shares. Any Shares issued pursuant to an Award shall be subject to this Plan and shall be subject to the Corporate Charter, any limitation, restriction or obligation included in any stockholders agreement applicable to all or substantially all of the holders of shares (regardless of whether or not the Participant is a formal party to such stockholders agreement), any other governing documents of the Corporation, all policies, manuals and internal regulations adopted by the Corporation from time to time, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares or grant of any rights with respect thereto, forced sale and bring along/drag along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Corporation to be appropriate in order to ensure compliance with Applicable Law. Each Participant shall execute such separate agreement(s) as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section. The Participant may be required to execute such separate agreement(s) as a condition to the exercise of any Award or the issuance of any Share.

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19.4            Legend. The Administrator may require each person receiving Shares pursuant to an Award granted under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the Shares without a view to distribution thereof and such other securities law related representations as the Administrator shall request. In addition to any legend required by the Plan, the certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any applicable restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such share transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of any relevant securities authority, any share exchange upon which the Shares are then listed or any national securities association system upon whose system the Shares are then quoted, any applicable securities law, and any applicable corporate law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

20.	Proxy.

The Corporation, at its sole discretion, may require that as a condition of grant of an Award, exercise of an Option or issuance of Shares, the Participant will be required to grant an irrevocable proxy and power of attorney (“Proxy”) to any appropriate person designated by the Corporation, to vote all Shares obtained by the Participant pursuant to an Award at all general meetings of Corporation, and to sign all written resolutions, waivers, consents etc. of the stockholders of the Corporation on behalf of the Participant, including the right to waive on behalf of the Participant all minimum notice requirements for meetings of stockholders of the Corporation, and to otherwise exercise every right, power and authority with respect to the Shares as shall be detailed in the Proxy. Such Proxy shall remain in effect until the consummation of an IPO and shall be irrevocable as the rights of third parties, including investors in the Corporation, depend upon such Proxy. The Proxy shall be personal to the Participant and shall not survive the transfer of the Participant’s Shares to a third-party transferee; provided, however, that upon a transfer of the Participant’s Shares to such a transferee (subject to the terms and conditions of the Plan concerning any such transfer), the transferee may be required to grant an irrevocable Proxy to such appropriate person as the Corporation, in giving its approval to the transfer, so requires. The Proxy may be included in the Award Agreement of each Participant or otherwise as the Administrator determines. If contained in the Award Agreement, no further document shall be required to implement such Proxy, and the signature of the Participant on the Award Agreement shall indicate approval of the Proxy thereby granted.

Right as a Stockholder.

Subject to Section 7.5, a Participant shall have no rights as a stockholder of the Corporation with respect to any Shares covered by an Award until the Participant shall have exercised the Award, paid the exercise price therefor and becomes the record holder of the subject Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in shares or other securities, cash or other property, or rights, or any combination thereof) or distribution of other rights for which the record date is prior to the date on which the Participant becomes the record holder of the Shares covered by an Award, except as provided in Section 11 hereof. Any and all voting rights attached to such Shares shall be subject to Section 20.

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21.	Additional Restrictions on Transfer of Shares.

Until such time as the Shares are registered for trade to the public, a Participant shall not be permitted to transfer, sell, assign, pledge, hypothecate, or otherwise encumber or dispose of any Shares in any way to one or more third parties other than with the prior approval of the Board of Directors and/or in accordance with Applicable Law, and in any event, subject to any relevant provisions of the Corporation’s corporate documents, as in effect from time to time, and/or the Award Agreement.

22.	Miscellaneous.

22.1            Data Privacy; Data Transfer. Information related to Participant and Awards hereunder, as shall be received from Participant or others, and/or held by, the Corporation or its Affiliates from time to time, and which information may include sensitive and personal information related to Participant (“Information”), will be used by the Corporation or its Affiliates (or third parties appointed by any of them) to comply with any applicable legal requirement, or for administration of the Plan as they deems necessary or advisable, or for the respective business purposes of the Corporation or its Affiliates. The Corporation and its Affiliates shall be entitled to transfer the Information among the Corporation or its Affiliates, and to third parties for the purposes set forth above, which may include persons located abroad (including, any person administering the Plan or providing services in respect of the Plan or in order to comply with legal requirements, their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing), and any person so receiving Information shall be entitled to transfer it for the purposes set forth above. The Corporation shall use commercially reasonable efforts to ensure that the transfer of such Information shall be limited to the reasonable and necessary scope. By receiving an Award hereunder, Participant acknowledges and agrees that the Information is provided at Participant’s free will and Participant consents to the storage and transfer of the Information as set forth above.

22.2            Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Delaware, except with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. The competent courts located in the state of Delaware shall have exclusive jurisdiction over any dispute arising out of or in connection with this Plan and any Award granted hereunder. By signing any Award Agreement or any other agreement relating to an Award, each Participant irrevocably submits to such exclusive jurisdiction.

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22.3            Non-Exclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power or authority of the Corporation to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Corporation may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Affiliate now has lawfully put into effect.

22.4            Survival. The Participant shall be bound by and the Shares issued upon exercise or (if applicable) the vesting of any Awards granted hereunder shall remain subject to this Plan after the exercise or (if applicable) the vesting of Awards, in accordance with the terms of this Plan, whether or not the Participant is then or at any time thereafter employed or engaged by the Corporation or any of its Affiliates

22.5            Fractional Shares. No fractional Share shall be issuable upon exercise or vesting of any Award and the number of Shares to be issued shall be rounded down to the nearest whole Share, with any Share remaining at the last vesting date due to such rounding to be issued upon exercise at such last vesting date.

22.6            Severability. If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with Applicable Law as it shall then appear.

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NUVECTIS PHARMA, INC. 1 BRIDGE PLAZA, SUITE 275 FORT LEE, NJ 07024 ATTN: MICHAEL CARSON SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 15, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NVCT2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 15, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V15041-P93188 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NUVECTIS PHARMA, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: For Against Abstain 1a. Ron Bentsur ! ! ! The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. Ratify the appointment of Kesselman & Kesselman as our independent registered public accounting firm for the year ending December 31, 2023. 3. Approve amendments to our Global Equity Incentive Plan to increase the authorized shares. ! ! ! ! ! ! NOTE: Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V15042-P93188 NUVECTIS PHARMA, INC. Annual Meeting of Stockholders June 16, 2023 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ron Bentsur, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NUVECTIS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 16, 2023, at www.virtualshareholdermeeting.com/NVCT2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side